UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2016

HILL INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33961	20-0953973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square, 2005 Market Street, 17th Floor Philadelphia, Pennsylvania	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 309-7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.

On August 15, 2016, Bulldog Investors LLC (“Bulldog”) filed suit against Hill International, Inc. (the “Company”) in the Court of Chancery of the State of Delaware (the “Court”) regarding certain actions related to the Company’s 2016 Annual Meeting of Stockholders (the “Annual Meeting”), which, as previously announced, was postponed to October 21, 2016.  Certain of the Company’s directors have also been named as defendants in the suit.  The litigation challenges the validity of certain actions of the Company and its Board of Directors and seeks to order the Company to recognize certain individuals as validly elected members of the Company’s Board of Directors (the “Board”), order any action taken by the Board after 11:00 a.m. on August 11, 2016 to be invalid and order the Board and the Company to cease and desist from issuing a new proxy statement and taking other steps related to the postponed Annual Meeting.  The Court has set a trial date for September 26 and 27, 2016.

On September 9, 2016, the Court entered a status quo order preserving the Board as constituted prior to the filing of Bulldog’s litigation.  The status quo order further provides that the Company shall not take any action that is outside the ordinary course of business, including, among other things, taking any action that could result in any changes to the members or size of the Board, such as the solicitation of proxies or consents from stockholders; seeking to impose a record date for the 2016 annual meeting other than June 17, 2016; and taking steps to hold another annual meeting (including by requiring “advance notice” of Plaintiff’s nominees).  Notwithstanding the foregoing, the Company is permitted to take actions that are outside the routine day-to-day operations conducted in the ordinary course of the business of the Company; provided, the Company had already taken steps to undertake the transaction on or before August 11, 2016, the Board authorizes the transaction by unanimous vote in favor, and the Company and/or the Board provide Bulldog and its counsel with at least seven (7) days advance notice of such transaction.

Given the entrance of the status quo order, the Company will not, while the status quo order is effective, take additional steps with respect to the previously announced date for the postponed Annual Meeting, including issuing a new proxy statement.  Depending on the outcome of the litigation, the date of the postponed Annual Meeting may be delayed.  The Company expects to revisit such matters when the status quo order has been lifted by the Court.

Forward-Looking Statements

Certain statements contained herein may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and it is our intent that any such statements be protected by the safe harbor created thereby.  Except for historical information, the matters set forth herein including, but not limited to, any projections of revenues, earnings or other financial items; any statements concerning our plans, strategies and objectives for future operations; and any statements regarding future economic conditions or performance, are forward-looking statements.  These forward-looking statements are based on our current expectations, estimates and assumptions and are subject to certain risks and uncertainties.  Although we believe that the expectations, estimates and assumptions reflected in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements.  Important factors that could cause our actual results to differ materially from our forward-looking statements include the outcome of pending litigation in the Court of Chancery in the State of Delaware regarding our Annual Meeting, and other factors set forth in the Risk Factors section and elsewhere in the reports we have filed with the Securities and Exchange Commission, including that unfavorable global economic conditions may adversely impact our business, our backlog may not be fully realized as revenue and our expenses may be higher than anticipated.  We do not intend, and undertake no obligation, to update any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL INTERNATIONAL, INC.

	By:	/s/ William Dengler, Jr.
	Name:	William Dengler, Jr.
Dated: September 7, 2016	Title:	Executive Vice President, General Counsel and Secretary